NUMBER

SHARES

Everpure™

INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE

CUSIP 74624M 10 2

SEE REVERSE FOR
CERTAIN DEFINITIONS

This certifies that

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is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

EVERPURE, INC.

transferable on the books of the Corporation in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

EVERPURE, INC.
CORPORATE
SEAL
OCTOBER 2,
2009
DELAWARE

CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

1001

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
COM PROP – as community property

UNIF GIFT MIN ACT–..........................Custodian..........................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

UNIF TRF MIN ACT–......................Custodian (until age.............)
(Cust)
........................under Uniform Transfers
(Minor)
to Minors Act..
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

____ attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

X ________________________________

X ________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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